Supplement dated September 16, 2011
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(as supplemented on June 16, 2011, July 20, 2011, and August 1, 2011)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Management Information

In the table on page 26, in the row for Richard W. Gilbert, delete “Member Executive Committee.” In the row for Mark A. Grimmett, add “Member Executive Committee” under the “Position(s) Held with Fund” column.